                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                     Case No.:399-02649 THROUGH 399-02680
                                                    ---------------------------
SERVICE MERCHANDISE COMPANY, INC.
---------------------------------
                                           Judge:   PAINE
                                                    ---------------------------

                                           Chapter 11

Debtor(s)

             MONTHLY OPERATING REPORT FOR PERIOD ENDING August 27, 2000
                                                        ---------------

             COMES NOW, SERVICE MERCHANDISE COMPANY, INC.
                        ---------------------------------

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing July 31, 2000 and ending August 27, 2000 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                  [X]      Monthly Reporting Questionnaire (Attachment 1)

                  [X]      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                  N/A      Summary of Accounts Receivable (Form OPR-3)

                  [X]      Schedule of Postpetition Liabilities (Form OPR-4)

                  [X]      Statement of Income (Loss) (Form OPR-5)


         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date: September 18, 2000
      ------------------


          DEBTOR-IN-POSSESSION

          By:              /s/ KENNETH A. CONWAY
                           -----------------------------------------------------
          Name and Title:  KENNETH A. CONWAY, VICE PRESIDENT AND CONTROLLER
                           -----------------------------------------------------
          Address:         7100 SERVICE MERCHANDISE DRIVE
                           -----------------------------------------------------
                           BRENTWOOD, TENNESSEE 37027
                           -----------------------------------------------------
          Telephone No:    (615) 660-3340
                           -----------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 31, 2000 THROUGH AUGUST 27, 2000

1. Payroll

                                                                                            WAGES                 TAXES

      OFFICERS                            TITLE                                      GROSS         NET        DUE         PAID
-----------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO               CHIEF EXECUTIVE OFFICER                                   257,876.20   177,561.24   4,500.54    75,198.02
C. STEVEN MOORE          SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                         GENERAL COUNSEL AND SECRETARY                             113,292.59    78,658.87   2,185.87    32,089.75
THOMAS L. GARRETT, JR    SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER          90,297.41    63,138.33   1,836.10    24,857.28
CHARLES K. SEPTER        PRESIDENT AND CHIEF OPERATING OFFICER                     199,613.45   136,575.99   3,595.08    57,821.66
ROBERT J. PINDRED        VICE PRESIDENT AND TREASURER                               34,038.93    24,973.13     615.94     8,208.71
JOE M. ELLIOTT           VICE PRESIDENT, PROPERTY ADMINISTRATION                    32,995.16     2,204.52     647.08     7,566.84
KARREN PRASIFKA          ASSISTANT GENERAL COUNSEL VICE PRESIDENT                   40,164.78    27,854.81   1,169.98    10,950.84
BILLY STEWART            ASSISTANT TAX VICE PRESIDENT                               19,205.80    13,594.86     310.71     3,886.03
KENNETH A. CONWAY        VICE PRESIDENT AND CONTROLLER                              47,845.76    23,058.60     506.09    10,634.02
ERIC A. KOVATS           SENIOR VICE PRESIDENT, STORES                              71,864.74    49,633.65   1,536.49    19,620.15
ROSE C. SEPTER           SENIOR VICE PRESIDENT, JEWELRY MERCHANDISING               63,393.46    44,242.20   1,647.15    17,271.81
JERRY E. FOREMAN         SENIOR VICE PRESIDENT, MERCHANDISING                       93,139.53    64,542.45   2,022.84    26,152.84
GARY SEASE               SENIOR VICE PRESIDENT, LOGISTICS                        1,089,402.18   768,157.10      --      320,706.05

STAY BONUS PAYMENTS WERE MADE TO THE FOLLOWING AND ARE INCLUDED IN THE AMOUNTS ABOVE.

SAM CUSANO                                                          195,000.00
C. STEVEN MOORE                                                      78,750.01
THOMAS L. GARRETT, JR.                                               59,062.58
CHARLES K. SEPTER                                                   150,000.00
ROBERT J. PINDRED                                                    19,575.03
JOE M. ELLIOTT                                                       18,454.76
KARREN PRASIFKA                                                      22,950.06
BILLY STEWART                                                         9,562.50
KENNETH A. CONWAY                                                    21,600.05
ERIC A. KOVATS                                                       44,500.06
ROSE C. SEPTER                                                       36,718.81
JERRY E. FOREMAN                                                     60,937.50
GARY SEASE                                                           69,621.60

SEVERANCE PAYMENT INCLUDED IN THE AMOUNT ABOVE

GARY SEASE                                                        1,010,826.04

RELOCATION PAYMENT INCLUDED IN THE AMOUNT ABOVE

KENNETH A. CONWAY                                                    10,806.06

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE CONPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  July 31, 2000 THROUGH August 27, 2000

2.  INSURANCE

                                                                                                                          DATE
                                                               COVERAGE          POLICY      EXPIRATION   PREMIUM       COVERAGE
TYPE                         NAME OF CARRIER                    AMOUNT           NUMBER         DATE       AMOUNT       PAID THRU
---------------------------------------------------------------------------------------------------------------------------------
Property                     Fireman's Fund Insurance Co      $5 Million        CCIPW12011     12/31/00   $1,441,249     12/31/00
                             Royal                            $5 Million        RHD314289      12/31/00     $100,000     12/31/00
                             Westchester Fire                 $15 Million       1XA394310      12/31/00      $50,100     12/31/00
                             Allianz Insurance Co             $12 Million       CLP1034720     12/31/00      $20,040     12/31/00
                             TIG Insurance Co                 $13 Million      XPT38797667     12/31/00      $32,500     12/31/00
                             Westchester Fire                 $20 Million       1XA394311      12/31/00      $10,020     12/31/00
                             Allianz Insurance Co             $30 Million       CLP1034720     12/31/00      $15,030     12/31/00
                             Allianz Insurance Co             $25 Million       CLP1034720     12/31/00       $6,680     12/31/00
Boiler & Machinery           Hartford Steam Boiler            $10 Million        4914539       12/31/00       $8,383     12/31/00
Transit                      Fireman's Fund Insurance Co      $1 Million        CCIMG72820     12/31/00       $8,525     12/31/00
Ocean Cargo                  Fireman's Fund Insurance Co      $10 Million        CR37211       12/31/00      $25,000     12/31/00
Special Crime                Reliance Insurance Co            $25 Million       NFK1951937     05/01/02      $13,458     05/01/02
Crime                        National Union Fire Ins Co       $10 Million        858-0797      03/01/01      $56,505     03/01/01
Fiduciary                    National Union Fire Ins Co       $10 Million       267-81-30      03/01/01      $19,140     03/01/01
Employment Practices         Chubb Insurance Co               $10 Million       81278901A      03/01/01     $130,845     03/01/01
  Liability                  Royal Insurance Co               $10 Million       PSF000010      03/01/01      $56,364     03/01/01
Directors & Officers         Continental Insurance Co         $10 Million       300714943      03/01/01     $453,500     03/01/01
                             Chubb Insurance Co               $10 Million       81278902-A     03/01/01     $266,666     03/01/01
                             Royal Insurance Co               $10 Million       PSF000009      03/01/01     $133,000     03/01/01
Umbrella                     Federal Insurance Co             $50 Million        79763295      12/31/01      $63,357     12/31/00
Excess Liability             American Guarantee & Liab        $50 Million      AEC287610700    12/31/00      $25,000     12/31/00
International                Ace American Ins Co              $1 Million        PHF051491      12/31/00       $2,500     12/31/00
Punitive Damages             Chubb Atlantic Indemnity         $50 Million    (00) 3310-05-98   12/31/00      $17,160     12/31/00
Punitive Damages - Excess    Zurich International Bermuda     $50 Million      ZGEB-091 PD     12/31/00       $5,000     12/31/00
General Liability            Ace American Ins Co              $5 Million       XSLG19903254    12/31/00      $11,032     12/31/00
Workers' Compensation        Pacific Employers Ins Co         Statutory        WLRC42662112    12/31/00      $19,978     12/31/00
WC Excess                    Ace American Ins Co              Statutory         XWC011950      12/31/00       $1,601     12/31/00
WC Contractual Indemnity     Illinois Union Insurance Co      Statutory        CTPG19903461    12/31/00       $2,083     12/31/00
WC Nevada                    Ace American Ins Co              Statutory        NWCC42662173    12/31/00       $1,737     12/31/00
Auto                         Pacific Employers Ins Co         $1 Million       ISAH07571008    12/31/00       $2,083     12/31/00

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 31, 2000 THROUGH AUGUST 27, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                            $     8,250
RETAIL SAFE FUNDS                                                        1,932,096

CORPORATE ACCOUNTS                                                       2,852,061
------------------                                                       ---------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                            790,124
KEY NATIONAL BANK                                                          371,557
BANK OF BOSTON                                                             285,089
BANK OF BOSTON CONNECTICUT                                                 144,440
FIRST UNION                                                              2,013,640
HARRIS TRUST                                                               505,410
BANK ONE LOUISIANA                                                         500,619
ABN - AMRO BANK                                                            145,330
COMERICA BANK                                                              212,075
AM SOUTH                                                                     1,713
BANK OF AMERICA CALIFORNIA                                                 290,729
BANK OF OKLAHOMA                                                           139,526
CHASE BANK OF TEXAS                                                        599,486
SINGLE STORE DEPOSITORY ACCOUNTS                                           263,548
WELLS FARGO BANK                                                            67,583
BANK OF AMERICA                                                            199,378
BANK ONE, IN                                                               168,878
PNC BANK                                                                   584,757

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)       8,953,869
------------------------------------------------------------------

OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                             80,351
OTHER CASH ACCOUNTS                                                        889,202
                                                                       -----------
TOTAL CASH PER GENERAL LEDGER                                          $21,999,710
                                                                       ===========

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 31, 2000 THROUGH AUGUST 27, 2000

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                      ACTUAL        ACTUAL      ACTUAL        ACTUAL         TOTAL
                          Monday     07/31/00      08/07/00    08/14/00      08/21/00      07/31/00
                          Sunday     08/06/00      08/13/00    08/20/00      08/27/00      08/27/00
                                     --------      -------     --------      --------      ---------
Receipts:
   Sales receipts                    $ 25,021      $27,104     $ 25,619      $ 22,251      $  99,995
   Miscellaneous receipts                  --          479           --            --            479
                                     --------      -------     --------      --------      ---------
Total available collections            25,021       27,583       25,619        22,251        100,474

Disbursements:
   Merchandise disbursements           10,071       10,599       10,940        14,347         45,957
   Non-merchandise disbursements       22,606       12,901       18,685        14,126         68,318
                                     --------      -------     --------      --------      ---------
Total disbursements                    32,677       23,500       29,625        28,473        114,275
                                     --------      -------     --------      --------      ---------
Net receipts/(disbursements)         $ (7,656)     $ 4,083     $ (4,006)     $ (6,222)     $ (13,801)
                                     ========      =======     ========      ========      =========

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 31, 2000 THROUGH AUGUST 27, 2000

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                   Actual      Forecast     Forecast     Forecast
                                  09/10/00     10/01/00     10/29/00     11/26/00
                                  --------     --------     --------     --------
Ending total revolver balance     $101,991     $169,746     $230,290     $283,251
Term loan                           60,000       60,000       60,000       60,000
Standby letters of credit           25,902       25,851       25,810       27,269
Trade letters of credit             40,960       34,572       12,412       19,911
                                  --------     --------     --------     --------
Total extensions of credit         228,853      290,169      328,512      390,431

Borrowing base                     455,526      466,716      484,578      535,644
                                  --------     --------     --------     --------
Availability                      $226,673     $176,547     $156,066     $145,213
                                  ========     ========     ========     ========

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE CONPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  July 31, 2000 THROUGH August 27, 2000

4.  Payments to Professionals July 31, 2000 through August 27, 2000

     Vendor #                              Vendor Name                Check Amt.        Check Date       Check #
------------------------------------------------------------------------------------------------------------------
      80443        Coudert Brothers                                     $1,467.20         08/01/00       50011156
      80443        Coudert Brothers                                     $2,954.95         08/01/00       50011157
      63078        Weil, Gotshal & Mangers, LLP                           $312.39         08/02/00       50011293
      57117        Deloitte & Touche LLP                              $249,712.00         08/03/00       50011399
      102136       Deloitte & Touche LLP                               $50,000.00         08/15/00       50012974
      57117        Deloitte & Touche LLP                               $12,619.09         08/15/00       50012984
      101625       D G Hart Associates, Inc.                           $44,242.87         08/15/00       B0022563
      98378        Skadden, Arps, Slate, Meagher & Flom               $585,158.00         08/15/00       B0022565
      57117        Deloitte & Touche LLP                              $199,107.00         08/22/00       50014472
      57117        Deloitte & Touche LLP                              $106,250.00         08/22/00       50014473
      50995        Brann & Isaacson                                       $284.68         08/22/00       50014511
      50995        Brann & Isaacson                                       $622.81         08/22/00       50014512
      99329        The Aegis Group                                     $14,456.25         08/22/00       50014516
      57117        Deloitte & Touche LLP                               $19,976.09         08/23/00       50014711
      99459        Robert L.Beger & Associates                         $31,982.28         08/24/00       B0022643
      101232       E & Y Restructuring, LLC                            $86,823.00         08/25/00       B0022661
      101993       Rothchild, Inc.                                     $85,121.87         08/25/00       B0022662
      71217        Bass, Berry & Sims                                 $117,507.16         08/25/00       B0022664
      99104        Jay Alix & Associates                              $134,114.07         08/25/00       B0022665
      99391        Otterbourg, Steindler, Houston, & Rosen, PC        $147,458.41         08/25/00       B0022666
      99444        Sitrick and Company                                 $38,371.27         08/25/00       B0022667
      99454        Harwell, Howard, Hyne, Gabbert & Manner, PC         $39,562.27         08/25/00       B0022668

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                          AUGUST 27,        JULY 30,
                                                             2000             2000
                                                         -----------      -----------
Cash and cash equivalents                                $    22,000      $    26,293
Accounts receivable                                            6,920            7,664
Inventories                                                  481,408          476,090
Prepaid expenses and other assets                             14,213           12,829
                                                         -----------      -----------
TOTAL CURRENT ASSETS                                         524,541          522,875
                                                         -----------      -----------
Owned assets, net of accumulated depreciation                353,353          352,438
Capitalized leases, net of accumulated amortization           13,135           13,359
                                                         -----------      -----------
                TOTAL PROPERTY AND EQUIPMENT                 366,489          365,797
                                                         -----------      -----------
Other assets and deferred charges                             48,261           50,552
                                                         -----------      -----------
TOTAL ASSETS                                             $   939,291      $   939,224
                                                         ===========      ===========

Notes payable to banks                                   $    85,923      $    72,167
Accounts payable                                              66,305           43,745
Accrued expenses                                             149,637          155,423
State & local sales tax                                       12,108           12,671
Current maturities of long-term debt                              --               --
Current maturities capitalized leases                             90              280
                                                         -----------      -----------
TOTAL CURRENT LIABILITIES                                    314,063          284,286

Long-term debt                                                60,000           60,000
Capitalized lease obligations                                  2,428            1,358
Accrued restructuring costs                                   42,359           43,220
Capitalized lease obligations                                 23,542           24,798
Long-term debt                                               420,883          423,335
Accounts payable                                             196,302          195,898
Accrued expenses                                              68,102           67,343
                                                         -----------      -----------
Total Liabilities Subject To Compromise                      751,189          754,593
TOTAL LIABILITIES                                          1,127,680        1,100,237
                                                         -----------      -----------

Common stock                                                  49,964           49,969
Additional paid-in-capital                                     6,094            6,133
Deferred compensation                                           (379)            (412)
Accumulated other comprehensive loss                              --               --
Retained (deficit) earnings                                 (244,068)        (216,703)
                                                         -----------      -----------
            TOTAL SHAREHOLDERS' (DEFICIT) EQUITY            (188,389)        (161,014)

TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY     $   939,291      $   939,224
                                                         ===========      ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:JULY 31, 2000 THROUGH AUGUST 27, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 08/27/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: July 31, 2000 THROUGH August 27, 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  08/27/2000
FORM OPR-4
(Dollars in Thousands)

                                                         Total
                                                        --------
Trade Accounts Payable (Merchandise)                    $ 66,305

                                                         Total
                                                        --------
Expense & other payables                                $149,637

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 31, 2000 THROUGH AUGUST 27, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                    Date         Date           Total
                TAXES PAYABLE                     Incurred        Due            Due
                                              ------------------------------------------
Federal income tax                             **  Various       Various      7,843,442

State income tax                                   Various       Various        (45,452)
                                                                             ----------
                                    SUBTOTAL                                  7,797,990
                                                                             ----------

Sales/use tax                       SUBTOTAL       Various       Various     12,098,172
                                                                             ----------

Personal property tax                           *  Various       Various      3,450,744

Real estate taxes                               *  Various       Various     11,793,346

Inventory taxes                                 *  Various       Various              -

Gross receipts/bus. licenses                    *  Various       Various         45,268

Franchise taxes                                 *  Various       Various        517,822
                                                                             ----------

                                    SUBTOTAL                                 15,807,180
                                                                             ----------

                                                                             ----------
TOTAL TAXES PAYABLE                                                          35,703,342
                                                                             ==========

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 31, 2000 THROUGH AUGUST 27, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                   DATE                       TOTAL DUE
                                                 INCURRED      DATE DUE   (08/27/00 BALANCE)
                                             -----------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                     04/14/00      04/14/04        $ 85,923
         Facility standby letters of credit      04/14/00      04/14/04          25,901
         Facility trade letters of credit        04/14/00      04/14/04          42,168
         Term loans                              04/14/00      04/14/04          60,000
                                                                               --------
TOTAL EXTENSIONS OF CREDIT                                                     $213,992
                                                                               ========

ACCRUED INTEREST PAYABLE                                                       $    694
                                                                               ========

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                 ACTIVITY
                                                                               JULY 31, 2000
                                                                                  THROUGH
                                                                              AUGUST 27, 2000
                                                                              ---------------
Net Sales                                                                         $ 90,609

Costs of merchandise sold and buying and occupancy expense                          79,044
                                                                                  --------
Gross margin after cost of merchandise sold and buying and occupancy expenses       11,565

Selling, General and Administrative Expenses:
     Net Employment Expense                                                         20,595
     Net Advertising                                                                 2,372
     Banking and Other Fees                                                          1,274
     Real Estate and Other Taxes                                                     1,869
     Supplies                                                                          788
     Communication and Equipment                                                       348
     Travel                                                                            612
     UCC and Other Services                                                           (224)
     Legal and Professional                                                            340
     Sales and Shipping                                                                 89
     Insurance                                                                         491
     Miscellaneous                                                                     256
     Credit Card Services                                                              (55)
                                                                                  --------
Total Selling, General and Administrative Expenses                                  28,754

Other expense/(income), net                                                           (840)

Restructuring charge (credit)                                                         (694)

Depreciation and amortization                                                        2,975
                                                                                  --------
Earnings (loss) before interest, reorganization items, and income tax              (18,630)

Interest expense - debt                                                              2,470
Interest expense - capitalized leases                                                  367
                                                                                  --------
Earnings (loss) before reorganization items, and income tax                        (21,468)

Reorganization Items:
     Legal and Professional                                                          5,810
     Miscellaneous fees                                                                198
     Close Store Charges                                                              (111)
                                                                                  --------
     Total Reorganization Items                                                      5,897

Earnings (loss) before income tax                                                  (27,365)
     Income tax benefit                                                                 --
     Cumulative Effect of Change in Accounting Principles                               --
                                                                                  --------
Net earnings (loss)                                                               $(27,365)
                                                                                  ========